                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): July 24, 2002
                                                       -------------


                          INDEPENDENT BANK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Michigan
--------------------------------------------------------------------------------
            (State or Jurisdiction of Incorporation or Organization)


               0-7818                                  38-2032782
---------------------------------------  ---------------------------------------
       (Commission File Number)            (I.R.S. Employer Identification No.)


                   230 West Main Street, Ionia, Michigan 48846
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (616) 527-9450
                                 --------------
              (Registrant's telephone number, including area code)

                                      NONE
--------------------------------------------------------------------------------
      Former name, address and fiscal year, if changed since last report.

Item 1.           Changes in Control of Registrant
                    Not Applicable

Item 2.           Acquisition or Disposition of Assets
                    Not Applicable

Item 3.           Bankruptcy or Receivership
                    Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                    Not Applicable

Item 5.           Other Events
                    Not Applicable

Item 6.           Resignations of Registrant's Directors
                    Not Applicable

Item 7.           Financial Statements and Exhibits
                    Not Applicable

Item 8.           Change in Fiscal Year
                    Not Applicable

Item 9.           Regulation FD Disclosure
                    The information attached at Exhibit A is supplemental data to the Registrant's press release dated July 24, 2002 regarding its earnings during the quarter ended June 30, 2002.

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                 Consolidated Statements of Financial Condition



                                                                                      June 30,      December 31,
                                                                                        2002           2001
                                                                                     -----------    ------------
                                                                                              (unaudited)
                                                                                     ---------------------------
Assets                                                                                       (in thousands)
Cash and due from banks                                                              $    57,734    $    50,525
Securities available for sale                                                            380,558        290,303
Federal Home Loan Bank stock, at cost                                                     21,521         21,266
Loans held for sale                                                                       34,184         77,220
Loans
  Commercial                                                                             513,903        482,046
  Real estate mortgage                                                                   615,159        661,462
  Installment                                                                            248,435        241,176
                                                                                     -----------    -----------
                                                                       Total Loans     1,377,497      1,384,684
  Allowance for loan losses                                                              (17,494)       (16,167)
                                                                                     -----------    -----------
                                                                         Net Loans     1,360,003      1,368,517
Property and equipment, net                                                               38,239         35,944
Accrued income and other assets                                                           42,398         44,682
                                                                                     -----------    -----------
                                                                      Total Assets   $ 1,934,637    $ 1,888,457
                                                                                     ===========    ===========
Liabilities and Shareholders' Equity
Deposits
  Non-interest bearing                                                               $   158,609    $   160,598
  Savings and NOW                                                                        634,771        601,949
  Time                                                                                   702,604        624,820
                                                                                     -----------    -----------
                                                                    Total Deposits     1,495,984      1,387,367
Federal funds purchased                                                                   33,650         35,100
Other borrowings                                                                         217,202        288,010
Guaranteed preferred beneficial interests in Company's subordinated
  debentures                                                                              17,250         17,250
Accrued expenses and other liabilities                                                    29,616         28,827
                                                                                     -----------    -----------
                                                                 Total Liabilities     1,793,702      1,756,554
                                                                                     -----------    -----------
Shareholders' Equity
  Preferred stock, no par value--200,000 shares authorized; none outstanding
  Common stock, $1.00 par value--30,000,000 shares authorized;
    issued and outstanding:  11,723,396 shares at June 30, 2002
    and 11,864,876 shares at December 31, 2001                                            11,723         11,865
  Capital surplus                                                                         76,525         82,512
  Retained earnings                                                                       49,529         39,355
  Accumulated other comprehensive income                                                   3,158         (1,829)
                                                                                     -----------    -----------
                                                        Total Shareholders' Equity       140,935        131,903
                                                                                     -----------    -----------
                                        Total Liabilities and Shareholders' Equity   $ 1,934,637    $ 1,888,457
                                                                                     ===========    ===========

                  INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
                      Consolidated Statements of Operations

                                                                 Three Months Ended          Six Months Ended
                                                                      June 30,                   June 30,
                                                               2002           2001          2002          2001
                                                             --------       --------      --------      --------
                                                                    (unaudited)                (unaudited)
                                                             -----------------------      ----------------------
Interest Income                                                    (in thousands, except per share amounts)
  Interest and fees on loans                                 $ 26,849       $ 29,423      $ 53,903      $ 59,587
  Securities available for sale
    Taxable                                                     3,315          2,086         6,026         4,358
    Tax-exempt                                                  1,757          1,438         3,400         2,841
  Other investments                                               334            379           647           768
                                                             --------       --------      --------      --------
                                     Total Interest Income     32,255         33,326        63,976        67,554
                                                             --------       --------      --------      --------
Interest Expense
  Deposits                                                      9,042         11,428        17,668        24,359
  Other borrowings                                              2,970          4,788         6,598         8,973
                                                             --------       --------      --------      --------
                                    Total Interest Expense     12,012         16,216        24,266        33,332
                                                             --------       --------      --------      --------
                                       Net Interest Income     20,243         17,110        39,710        34,222
Provision for loan losses                                       1,166          1,261         2,093         1,894
                                                             --------       --------      --------      --------
       Net Interest Income After Provision for Loan Losses     19,077         15,849        37,617        32,328
                                                             --------       --------      --------      --------
Non-interest Income
  Service charges on deposit accounts                           3,241          2,265         5,953         4,083
  Net gains on asset sales
    Real estate mortgage loans                                  1,238          2,052         3,044         3,047
    Securities                                                    210            123           176           158
  Other income                                                  2,896          2,898         5,537         5,056
                                                             --------       --------      --------      --------
                                 Total Non-interest Income      7,585          7,338        14,710        12,344
                                                             --------       --------      --------      --------
Non-interest Expense
  Salaries and employee benefits                                9,262          7,874        18,050        15,526
  Occupancy, net                                                1,344          1,183         2,650         2,473
  Furniture and fixtures                                        1,144          1,109         2,250         2,167
  Other expenses                                                4,754          4,802         9,296         8,901
                                                             --------       --------      --------      --------
                                Total Non-interest Expense     16,504         14,968        32,246        29,067
                                                             --------       --------      --------      --------
                          Income Before Federal Income Tax     10,158          8,219        20,081        15,605
Federal income tax expense                                      2,870          1,970         5,684         4,063
                                                             --------       --------      --------      --------
     Net Income Before Cumulative Effect of Change
     in Accounting Principle                                    7,288          6,249        14,397        11,542
Cumulative effect of change in accounting
     principle, net of tax                                                                                   (35)
                                                             --------       --------      --------      --------
                                                Net Income   $  7,288       $  6,249      $ 14,397      $ 11,507
                                                             ========       ========      ========      ========
Net Income Per Share Before Cumulative
  Effect of Change in Accounting Principle
  Basic                                                      $    .62       $    .52      $   1.22      $    .95
  Diluted                                                         .61            .51          1.20           .94
Net Income Per Share
  Basic                                                      $    .62       $    .52      $   1.22      $    .95
  Diluted                                                         .61            .51          1.20           .94
Dividends Per Common Share
  Declared                                                   $    .18       $    .15      $    .36      $    .30
  Paid                                                            .18            .15           .36           .29

NON-PERFORMING ASSETS

                                                                 June 30,           December 31,
                                                                   2002                 2001
                                                                 -------              -------
                                                                     (dollars in thousands)
Non-accrual loans                                                 $8,023               $5,990
Loans 90 days or more past due and
  still accruing interest                                          3,676                2,771
Restructured loans                                                   276                  285
                                                                 -------              -------
                                    Total non-performing loans    11,975                9,046
Other real estate                                                  1,518                1,610
                                                                 -------              -------
                                   Total non-performing assets   $13,493              $10,656
                                                                 =======              =======
As a percent of Portfolio Loans
     Non-performing loans                                           0.87%                0.65%
     Non-performing assets                                          0.98                 0.77
     Allowance for loan losses                                      1.27                 1.17
   Allowance for loan losses as a percent of
     non-performing loans                                            146                  179


ALLOWANCE FOR LOAN LOSSES

                                                                      Six months ended
                                                                          June 30,
                                                                  2002                  2001
                                                                 -------              -------
                                                                        (in thousands)
Balance at beginning of period                                   $16,167              $13,982
Additions (deduction)
  Provision charged to operating expense                           2,093                1,894
  Recoveries credited to allowance                                   395                  302
  Loans charged against the allowance                             (1,161)              (1,029)
                                                                 -------              -------
Balance at end of period                                         $17,494              $15,149
                                                                 =======              =======
Net loans charged against the allowance to
       average Portfolio Loans (annualized)                         0.11%                0.10%

                                               June 30, 2002                    December 31, 2001
                                      -------------------------------     --------------------------------
                                                   Average                             Average
                                       Amount     Maturity       Rate      Amount     Maturity         Rate
                                      --------    ---------      ----      -------    ---------        ----
                                                              (dollars in thousands)
Brokered CDs (1)                      $253,430    1.7 years      3.13%    $163,315    1.7 years        3.83%
Fixed-rate FHLB advances (1)            60,998    8.6 years      5.94      129,084    4.1 years        4.08
Variable-rate FHLB advances (1)         48,300    0.4 years      2.22       93,000    0.4 years        1.83
Securities sold under agreements to
  Repurchase (1)                        93,174    0.1 years      1.91       54,963    0.2 years        1.94
Federal Funds purchased                 33,650        1 day      2.07       35,100        1 day        1.86
                                      -------------------------------     ---------------------------------
     Total                            $489,552    2.0 years      3.08%    $475,462    1.8 years        3.15%
                                      ===============================     =================================

     (1) Certain of these items have had their average maturity and rate altered through the use of derivative instruments, including pay-fixed and pay-variable interest rate swaps.

CAPITALIZATION

                                                                        June 30,         December 31,
                                                                          2002               2001
                                                                        ---------        ------------
                                                                              (in thousands)
Unsecured debt                                                          $  10,500           $  10,500
                                                                        ---------        ------------
Preferred Securities                                                       17,250              17,250
                                                                        ---------        ------------
Shareholders' Equity
  Preferred stock, no par value
  Common Stock, par value $1.00 per share                                  11,723              11,865
  Capital surplus                                                          76,525              82,512
  Retained earnings                                                        49,529              39,355
  Accumulated other comprehensive income (loss)                             3,158              (1,829)
                                                                        ---------        ------------
          Total shareholders' equity                                      140,935             131,903
                                                                        ---------        ------------
          Total capitalization                                          $ 168,685           $ 159,653
                                                                        =========        ============

NET INTEREST INCOME AND SELECTED RATIOS

                                                                 Three months ended                       Six months ended
                                                                     June 30,                                  June 30,
                                                             2002                 2001                 2002                 2001
                                                       -------------        -------------        -------------        -------------
Average earning assets (in thousands)                  $   1,779,117        $   1,670,563        $   1,766,408        $   1,664,557
Tax equivalent net interest income                            21,342               18,049               41,840               36,065

As a percent of average earning assets
    Tax equivalent interest income                              7.51%                8.21%                7.52%                8.38%
    Interest expense                                            2.71                 3.89                 2.77                 4.04
    Tax equivalent net interest income                          4.80                 4.32                 4.75                 4.34

Average earning assets as a
  percent of average assets                                    94.49%               93.86%               94.45%               93.97%

Free-funds ratio                                               11.72%               11.01%               11.60%               10.74%




NON-INTEREST INCOME

                                                                   Three months ended                 Six months ended
                                                                       June 30,                           June 30,
                                                               2002              2001              2002              2001
                                                              -------           -------           -------           -------
                                                                                      (in thousands)
Service charges on deposit accounts                           $ 3,241           $ 2,265           $ 5,953           $ 4,083
Net gains on asset sales
  Real estate mortgage loans                                    1,238             2,052             3,044             3,047
  Securities                                                      210               123               176               158
Manufactured home loan origination fees
  and commissions                                                 553               676               997             1,029
Title insurance fees                                              464               562             1,087               848
Real estate mortgage loan servicing fees                          273               165               568               556
Mutual fund and annuity commissions                               349               218               578               390
Other                                                           1,257             1,277             2,307             2,233
                                                              -------           -------           -------           -------
      Total non-interest income                               $ 7,585           $ 7,338           $14,710           $12,344
                                                              =======           =======           =======           =======

                                                                Three months ended               Six months ended
                                                                     June 30,                        June 30,
                                                               2002            2001            2002            2001
                                                             --------        --------        --------        --------
                                                                                 (in thousands)
Real estate mortgage loans originated                        $152,759        $192,081        $293,479        $308,052
Real estate mortgage loans sold                                91,500         128,073         243,320         194,587
Real estate mortgage loans sold with servicing
  rights released                                               9,158         112,481          21,495         170,400
Net gains on the sale of real estate mortgage loans             1,238           2,052           3,044           3,047
Net gains as a percent of real estate mortgage
  loans sold                                                     1.35%           1.60%           1.25%           1.57%





NON-INTEREST EXPENSE

                                                    Three months ended                    Six months ended
                                                         June 30,                             June 30,
                                                   2002              2001              2002              2001
                                                 -------           -------            -------           -------
                                                                        (in thousands)
Salaries                                         $ 6,312           $ 5,408            $12,130           $10,894
Performance-based compensation
  and benefits                                     1,359             1,051              2,549             1,860
Other benefits                                     1,591             1,415              3,371             2,772
                                                 -------           -------            -------           -------
  Salaries and benefits                          $ 9,262           $ 7,874            $18,050           $15,526
Occupancy, net                                     1,344             1,183              2,650             2,473
Furniture and fixtures                             1,144             1,109              2,250             2,167
Data processing                                      714               583              1,427             1,137
Communications                                       567               577              1,213             1,165
Advertising                                          565               633              1,177             1,134
Loan and collection                                  710               608              1,215             1,073
Supplies                                             338               298                671               667
Amortization of intangible assets                    246               425                492               852
Other                                              1,614             1,678              3,101             2,873
                                                 -------           -------            -------           -------
      Total non-interest expense                 $16,504           $14,968            $32,246           $29,067
                                                 =======           =======            =======           =======

AVERAGE BALANCE SHEET (IN THOUSANDS)

                                                            Three months ended           Six months ended
                                                                 June 30,                    June 30,
                                                                    2002                       2002
                                                                ----------                  ----------
Loans and loans held for sale                                   $1,388,209                  $1,402,712
Other interest bearing assets                                      390,908                     363,696
                                                                 ---------                   ---------
  Total interest earning assets                                  1,779,117                   1,766,408
Non interest earning assets                                        103,706                     103,723
                                                                ----------                  ----------
  Total assets                                                  $1,882,823                  $1,870,131
                                                                ==========                  ==========

Deposits                                                        $1,087,634                  $1,085,056
Brokered CD's                                                      232,214                     206,954
Other borrowings                                                   250,793                     269,527
                                                                ----------                  ----------
  Interest bearing liabilities                                   1,570,641                   1,561,537

Demand deposits                                                    149,040                     145,978
Other liabilities                                                   26,592                      26,807
Shareholders' equity                                               136,550                     135,809
                                                                ----------                  ----------
  Total liabilities and Shareholders' equity                    $1,882,823                  $1,870,131
                                                                ==========                  ==========






2001 RECLASSIFIED QUARTERLY NET INTEREST INCOME AND NON-INTEREST EXPENSE

                                                                       Three Months Ended
                                                March 31,           June 30,       September 30,        December 31,
                                                ---------           --------       -------------        ------------
                                                                    (dollars in thousands)
Interest on fees and loans (1)                    $30,164            $29,423             $29,734             $28,414
Other interest income                               4,064              3,903               4,314               4,486
                                                ---------           --------       -------------        ------------
  Total Interest Income                            34,228             33,326              34,048              32,900
Interest expense                                   17,116             16,216              15,608              13,520
                                                ---------           --------       -------------        ------------
  Net Interest Income (1)                         $17,112            $17,110             $18,440             $19,380
                                                =========           ========       =============        ============
Net interest income as a percent
  of average earning assets (1)                      4.35%              4.32%               4.46%               4.63%
                                                =========           ========       =============        ============
Non-interest expense (1)                          $14,099            $14,968             $15,606             $16,996
                                                =========           ========       =============        ============
Reclassification (1)                              $ 1,024            $ 2,079             $ 1,872             $ 1,882
                                                =========           ========       =============        ============




     (1) Reflects reclassification of loan origination fees and direct loan origination costs pursuant to SFAS #91. The amounts were reclassified between interest and fees on loans and non-interest expenses.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date     July 24, 2002             By /s/ Robert N. Shuster
    ---------------------             ------------------------------------------
                                      Robert N. Shuster, Principal Financial
                                                   Officer

Date     July 24, 2002             By /s/ James J. Twarozynski
    ---------------------             ------------------------------------------
                                      James J. Twarozynski, Principal
                                              Accounting Officer